UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 9, 2024

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Alzamend Neuro, Inc. (the “Company”) filed with the Securities and Exchange Commission on May 9, 2024.

This Amendment No. 1 is filed for the purposes of (i) providing the legal opinion of Olshan Frome Wolosky LLP, counsel to the Company, relating to the legality of the issuance and sale of the Registered Direct Preferred Shares and the Registered Conversion Shares, as such terms are defined below, (ii) disclosing the filing of the Certificate, as such term is defined below and (iii) disclosing the closing of the Offering and the Private Placement, as such terms are defined below.

Items included in the Original Form 8-K, including exhibits, that are not included herein are not amended and remain in effect as of the date of filing of the Original Form 8-K.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 8, 2024 (the “Execution Date”), Alzamend Neuro, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with a sophisticated investor (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser up to 2,500 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for a total purchase price of up to $25,000,000.00 (the “Financing”) in several tranche closings (each, a “Tranche Closing,” and collectively, the “Tranche Closings”).

The consummation of the transactions contemplated by the Agreement, specifically the conversion of the Series A Preferred Stock and the exercise of the Warrants in an aggregate number in excess of 19.99% on the Execution Date, are subject to various customary closing conditions as well as regulatory and Stockholder Approval (as hereinafter defined). In addition to customary closing conditions, the closing of the Financing is also conditioned upon the achievement of the Company of certain milestones as set forth in the Agreement.

The Agreement contains customary termination provisions for the Purchaser under certain circumstances, and the Agreement shall automatically terminate if the initial Tranche Closing has not occurred by May 17, 2024, though such date may be extended by the Purchaser. The Agreement provides that the Financing shall be conducted through five separate Tranche Closings, provided, however, that the Purchaser has the ability, exercisable in its sole discretion, to purchase any number of Preferred Shares prior to the dates of the Tranche Closings provided for in the Agreement.

The Agreement provides that the Purchaser shall, for as long as any shares of Series Preferred Stock remain outstanding, have right to request, in the event the Company issues other securities to a different investor (the “Other Investor”) that have more favorable terms than are contained in the Agreement, the Certificate and the Warrant, that it be granted the same preferential rights with which the Company provided another investor.

Further, for the period commencing on the Execution Date and continuing for Two (2) years thereafter (the “Obligation Period”), the Purchaser will have a right of first refusal to with respect to any investment proposed to be made by an Other Investor for each and every future public or private equity offering, including a debt instrument convertible into equity of the Company during the Obligation Period (an “Offering”).

Moreover, during the Obligation Period and provided that at any such time the Purchaser shall hold no fewer than Twenty-five (25) shares of Series A Preferred Stock and has not elected to exercise its rights described immediately above, the Purchaser shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing the Purchaser to purchase such number of securities in the Subsequent Financing to allow the Purchaser to maintain its percentage beneficial ownership of the Company the Purchaser held immediately prior to the Subsequent Financing.

The Company has filed the registration rights agreement in substantially the form attached hereto as Exhibit 10.2

The material terms of the Series A Preferred Stock and the Warrants are summarized below.

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Description of the Series A Preferred Stock

Conversion Rights

Each share of Series A Preferred Stock has a stated value of $10,000.00 and is convertible into shares of Common Stock based on the conversion price (the “Conversion Price”), which is defined as (x) the stated value of the Preferred Shares being converted plus all accrued but unpaid dividends, divided by (y) the greater of (i) $0.25 per share (the “Floor Price”), and (ii) the lesser of (A) $1.50 and (B) 80% of the lowest closing price of the Common Stock during the three trading days immediately prior to the date of conversion. The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, but not below the Floor Price. The Floor Price shall, however, be adjusted for stock dividends, stock splits, stock combinations or other similar transactions.

Voting Rights

The holders of the Series A Preferred Stock are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Corporation Law and the Nasdaq Stock Market, LLC (the “Exchange”), provided however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series A Preferred Stock is entitled to cast, shall not be lower than $0.563 (the “Voting Floor Price”), which represents the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Dividend Rights

The holders of Series A Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $1,500.00 per share (the “Dividend Amount”), based on the stated value per share. Notwithstanding the foregoing, for as long as any share(s) of Series A Preferred Stock shall remain outstanding, the Dividend Amount shall be paid in either shares of Series A Preferred Stock or cash, in the Purchaser’s sole discretion, in each case equal to the Dividend Amount. Dividends shall accrue from the date of closing of the Agreement (the “Closing Date”) and are payable quarterly in arrears.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series A Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series A Preferred Stock before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of Series A Preferred Stock. The Series A Preferred Stock rank senior over other classes of preferred stock, including the Series B Preferred Stock. Additionally, any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Certificate of Designation of the Rights and Preferences of the Series A Preferred Stock (the “Certificate”).

Description of the Warrants

At each closing, the Company will issue the Purchaser the Warrants, which grant the Purchaser the right to purchase a specified number of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is $1.25 (the “Exercise Price”) and the number of Warrant Shares is determined by dividing the actual investment amount by the Exercise Price. The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events. The Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the Execution Date.

Exchange Cap Limitation and Stockholder Approval

The Company may not issue Conversion Shares and/or Warrant Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Execution Date, in accordance with the rules and regulations of the Exchange unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the Agreement and as required by the Exchange, the Company agreed to file a proxy statement to obtain the Stockholder Approval.

Closing of the Initial Tranche Offering

Pursuant to the Agreement, the initial Tranche Offering consisted of a registered direct offering (the “Offering”) of 50 shares of Series A Preferred Stock (the “Registered Direct Preferred Shares”) sold to the Purchaser for gross proceeds of $500,000. The Offering closed on May 10, 2024. The Offering was made pursuant to the Company’s (i) shelf registration statement on Form S-3 (File No. 333-273610) filed with the Securities and Exchange Commission (“SEC”) on August 2, 2023 and declared effective by the SEC on August 10, 2023 and (ii) a prospectus supplement filed by the Company with the SEC on May 10, 2024, which also relates to the offer and sale of the Registered Direct Preferred Shares and up to 1,375,310 shares of Common Stock underlying the Registered Direct Preferred Shares (the “Registered Conversion Shares”).

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Concurrently with the sale of the Registered Direct Preferred Shares, pursuant to the Agreement in a concurrent private placement (the “Private Placement”), the Company sold to the Purchaser 50 shares of unregistered Series A Preferred Stock (the “Private Placement Preferred Shares”) for gross proceeds of $500,000, of which $311,356.16 (which included accrued but unpaid interest) was paid by the Purchaser by the surrender for cancellation of a term note issued by the Company to the Purchaser on April 29, 2024 in the principal face amount of $310,000. In addition, in connection with the Registered Direct Preferred Shares and Private Placement Preferred Shares purchased by the Purchaser at the initial Tranche Closing, the Purchaser received from the Company unregistered Warrants (the “Initial Tranche Warrants”) to purchase an aggregate of 800,000 Warrant Shares (the “Initial Tranche Warrant Shares”).

The Private Placement Preferred Shares, the Initial Tranche Warrants and the shares of Common Stock issuable upon exercise of the Initial Tranche Warrants were sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy Registered Direct Preferred Shares, Private Placement Preferred Shares, the Initial Tranche Warrants, the Registered Conversion Shares, the shares of Common Stock issuable upon conversion of the Private Placement Preferred Shares or the Initial Tranche Warrant Shares (collectively, the “Securities”), nor shall there be any offer, solicitation or sale of the Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing descriptions of the Agreement, the Certificate and the Warrants and the transaction contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement filed as Exhibit 10.1 hereto and the forms of the Certificate, the Warrants and the Registration rights Agreement, copies which are filed as Exhibits 3.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion of Olshan Frome Wolosky LLP, counsel to the Company, relating to the legality of the issuance and sale of the Registered Direct Preferred Shares and the Registered Conversion Shares, is filed as Exhibit 5.1 hereto.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosure under “Closing of the Initial Tranche Offering” in Item 1.01 above, which is hereby incorporated in this Item 3.02 by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 9, 2024, the Company filed the Certificate designating 3,000 shares of Series A Preferred Stock, with the Secretary of State of the State of Delaware.

ITEM 7.01	REGULATION FD DISCLOSURE.

On May 9, 2024, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Designations of Preferences and Rights of Series A Preferred Stock, as filed with the Delaware Secretary of State on May 9, 2024.

4.1*	Form of Warrant.

5.1	Opinion of Olshan Frome Wolosky LLP.

10.1*	Form of Securities Purchase Agreement

10.2*	Form of Registration Rights Agreement

23.1	Consent of Olshan Frome Wolosky LLP (included in the opinion filed as Exhibit 5.1).

99.1*	Press Release issued on May 9, 2024.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* Previously filed on the Current Report on Form 8-K, filed with the SEC on May 9, 2024.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: May 10, 2024	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel

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